UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
______________________
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 18, 2018 (September 14, 2018)
NEWELL BRANDS INC.
(Exact name of registrant as specified in its charter)
______________________

Delaware	1-9608	36-3514169
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
221 River Street
Hoboken, New Jersey 07030
(Address of principal executive offices including zip code)
(201) 610-6600
(Registrant’s telephone number, including area code)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(e)     On June 1, 2018, Newell Brands Inc. (the “Company”) announced that Richard Davies, Executive Vice President and Chief Development Officer would be leaving the Company effective June 30, 2018 (the “Separation Date”). In connection with his departure, on September 14, 2018, a subsidiary of the Company and Mr. Davies entered into a settlement agreement (the “Separation Agreement”) pursuant to which he agreed to a customary release and restrictive covenants. The Separation Agreement entitles Mr. Davies, among other things, to (1) payment equal to £158,333 (GBP) in lieu of basic salary for the remaining four months of the six month notice period pursuant to his employment contract, plus continued employee benefit and perquisite coverage through December 31, 2018 (or in certain cases, cash equivalent payments); (2) a lump sum severance payment of £475,000 (GBP); (3) his full year annual cash incentive award under the 2018 management bonus plan, payable in March 2019 at actual corporate performance levels; (4) payment of his annual supplemental stipend for 2018 of £129,060 (GBP); (5) continued vesting of annual performance and time-based restricted stock unit awards granted in 2016, 2017 and 2018, which will vest on their original vesting dates (subject to satisfaction of any applicable performance conditions); and (6) certain other benefits, including executive outplacement services, receipt of ownership of mobile phone, reimbursement of legal fees related to the Separation Agreement and certain tax equalization payments associated with his United States tax liability. The foregoing summary is qualified in its entirety by reference to the Separation Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Settlement Agreement, dated September 14, 2018, by and between Newell Rubbermaid Global Limited and Richard Davies

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWELL BRANDS INC.
Dated: September 18, 2018	By:	/s/ Bradford R. Turner__________________________ Bradford R. Turner Chief Legal and Administrative Officer and Corporate Secretary